UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2006

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2006, the Board of Directors (the “Board”) of Advanced Life Sciences Holdings, Inc. (“ALS”) expanded its size from eight to nine directors and appointed Theron (Ted) E. Odlaug, Ph.D. as a member of the Board.  The Board named Dr. Odlaug as a member of both the Compensation Committee and Nominating and Corporate Governance Committee.

A copy of the press release announcing the appointment of Dr. Odlaug to the Board is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release, dated December 11, 2006, entitled “Advanced Life Sciences Announces Appointment of Theron (Ted) E. Odlaug, Ph.D. to its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: December 11, 2006	By:	/s/ MICHAEL T. FLAVIN
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 11, 2006, entitled “Advanced Life Sciences Announces Appointment of Theron (Ted) E. Odlaug, Ph.D. to its Board of Directors.”